SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

American Physicians Capital, Inc.
(Exact name of registrant as specified in its charter)

Michigan
(State or other jurisdiction of incorporation)

000-32057	38-3543910

(Commission File Number)	(IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices)                  (Zip Code)

Registrant’s telephone number, including area code: (517)351-1150

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release, dated January 22, 2004

Item 5: Other Events and Regulation FD Disclosure.

     On January 22, 2004, American Physicians Capital, Inc. issued a press release announcing an update on its exit from workers’ compensation business. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release, dated January 22, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 23, 2004	AMERICAN PHYSICIANS CAPITAL, INC

/s/ R. Kevin Clinton

R. Kevin Clinton, President, Chief
Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release of American Physicians Capital, Inc., dated January 22, 2004